Exhibit 10.88

                            REVOLVING PROMISSORY NOTE

$45,000,000.00                                                    April 16, 2007

            For value received, BLUEGREEN/BIG CEDAR VACATIONS, LLC, a Delaware limited liability company ("Borrower"), promises and agrees to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender"), in lawful money of the United States of America, the principal sum of $45,000,000.00 or so much thereof as may be outstanding under the Loan and Security Agreement of even date herewith between Borrower and Lender (the "Loan Agreement"), with interest on the unpaid principal sum owing thereunder at the rate or rates or in the amounts computed in accordance with the Loan Agreement, together with all other amounts due Lender under the Loan Agreement, all payable in the manner and at the time or times provided in the Loan Agreement. Capitalized terms used herein, but not defined, shall have the meanings assigned to them in the Loan Agreement.

            If not sooner due and payable in accordance with the Loan Agreement, Borrower shall pay to Lender all amounts due and unpaid under the Loan Agreement on April 16, 2016. Unless otherwise specified in writing by Lender or as set forth in the Lockbox Agreement, all payments hereunder shall be paid to Lender at GEMSA Loan Services, L.P., File 55307, Los Angeles, CA 90074-5307. Lender reserves the right to require, upon five (5) Business Days prior written notice to Borrower, any payment on this Note, whether such payment is a regular installment, prepayment or final payment, to be by wired federal funds or other immediately available funds. All payments to Lender shall be drawn on an account owned by Borrower or another Person approved in writing in advance by Lender and maintained at a banking institution organized under the laws of the United States or one of its constituent States, or at a federally-regulated securities broker-dealer. For purposes of the foregoing sentence, the Lockbox Account shall be deemed to be sufficient to satisfy the foregoing.

            Borrower expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate the maturity hereof, notice of the acceleration of the maturity hereof, bringing of suit and diligence in taking any action to collect amounts called for hereunder and in the handling of any Collateral at any time existing in connection herewith; Borrower and Guarantor are and shall be jointly, severally, directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times had or existing as Collateral for any amount called for hereunder.

            This Revolving Promissory Note evidences all Advances made or to be made, interest due and all amounts otherwise owed to Lender under the Loan Agreement. This Note is executed in conjunction with the Loan Agreement and is secured by the liens and security interests created under the Loan Documents. Reference is made to the Loan Agreement for provisions relating to repayment of the indebtedness evidenced by this Note, including


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mandatory repayment,  acceleration following default, late charges, default rate of interest, limitations on interest and restrictions on prepayment.

            This Note has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of Illinois and of the United States of America.

            Executed as of the date first written above.

                                           BLUEGREEN/BIG CEDAR VACATIONS, LLC,
                                           a Delaware limited liability company


                                           By:
                                                 -------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------


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